United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
August 1, 2008
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
Lender Processing Services, Inc. (“LPS”) has released historical quarterly financial data, which had not previously been released at a detailed level, for the following periods: the three month period ended March 31 2006; the three month periods ended June 30, 2007 and 2006; the three month periods ended September 30, 2007 and 2006; and the three month periods ended December 31, 2007 and 2006.
The exhibit included with this filing contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). LPS’s management uses non-GAAP measures for planning purposes, including the preparation of annual operating budgets, and to evaluate the operating performance of its businesses and to compare its operating performance with that of its competitors. Therefore, management believes non-GAAP measures to be relevant and useful information for investors. The non-GAAP measures exclude certain items, which management believes are not indicative of core operating results, however, these items do impact our income statement, and management therefore utilizes non-GAAP measures as an operating performance measure in conjunction with measures, such as operating income, prepared in accordance with GAAP. The non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP. The non-GAAP measures are reconciled to GAAP measures in the attached exhibit.
The information can be found on the Company’s website at http://www.lpsvcs.com/.
The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
A copy of the historical quarterly financial data is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
99.1	Historical quarterly financial data for Lender Processing Services, Inc.*

*	As described in Item 2.02 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: August 1, 2008	By:	/s/ Francis K. Chan
Francis K. Chan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Historical quarterly financial data for Lender Processing Services, Inc.